UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2014

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by Mobile Mini, Inc. (“the Company”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on December 11, 2014 (the “Closing 8-K”), which was filed in connection with the completion, on December 10, 2014, of the previously announced acquisition of 100% of the outstanding equity interests of GTH Holdings, Inc. by the Company. In response to Items 9.01(a) and 9.01(b) in the Closing 8-K, the Company indicated that it would file the required information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with Item 9.01 below. No other modification to the Closing 8-K is being made by the Amendment, and all other information in the Closing 8-K is hereby incorporated by reference into this Amendment.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Gulf Tanks Holdings, Inc. as of and for the year ended December 31, 2013 are filed as Exhibit 99.1 to this Amendment.

The unaudited condensed consolidated financial statements of Gulf Tanks Holdings, Inc. as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014, and September 30, 2013, and the notes thereto, are filed as Exhibit 99.2 to this Amendment.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial data as of and for the nine months ended September 30, 2014 and for the twelve months ended December 31, 2013, with the related notes thereto are filed as Exhibit 99.3.

(d) The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1*	Consent of KPMG LLP, Independent Auditors

99.1*	Audited consolidated financial statements of Gulf Tanks Holdings, Inc. as of December 31, 2013, and for the year then ended.

99.2*	Unaudited condensed consolidated financial statements of Gulf Tanks Holdings, Inc. as of September 30, 2014, and December 31, 2013, and for the nine months ended September 30, 2014, and September 30, 2013, and the notes thereto.

99.3*	The unaudited pro forma condensed combined financial data reflecting the acquisition of Gulf Tanks Holdings, Inc. by Mobile Mini, Inc. as of September 30, 2014, and for the nine months ended September 30, 2014 and the twelve months ended December 31, 2013, with the related notes thereto.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: February 20, 2015		/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel